Nationwide Life Insurance Company: • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Insurance Company: • Nationwide Provident VA Separate Account A • Nationwide Provident VLI Separate Account A

Prospectus supplement dated July 30, 2012 to

Options VIP (NLAIC) prospectus dated May 1, 2001,

Options Premier (NLAIC), Survivor Options Elite (NLIC), Survivor Options Premier (NLAIC), Survivor Options Premier (NLIC) prospectus dated May 1, 2008, and

Options (NLIC), Options Plus (NLIC), Options Premier (NLIC) prospectus dated May 1, 2012

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective August 1, 2012, the Alger Portfolios - Alger Small Cap Growth Portfolio: Class I-2 Shares will re-open to all investors and be available under your policy/contract as an investment option.  "Appendix A: Portfolio Information" or "Appendix B: Portfolio Information" is revised to replace the existing Alger Portfolios - Alger Small Cap Growth Portfolio: Class I-2 Shares Subaccount information with the following:

Alger Portfolios - Alger Small Cap Growth Portfolio: Class I-2 Shares
Investment Advisor:	Fred Alger Management, Inc.
Investment Objective:	Long-term capital appreciation.